FX REAL ESTATE AND ENTERTAINMENT INC.
SUBSCRIPTION AGREEMENT

SUBSCRIBER: SECURITIES SUBSCRIBED FOR: AGGREGATE PURCHASE PRICE:	[ ] [ ] units consisting of [ ] shares of Series A Convertible Preferred Stock and Common Stock Purchase Warrants to purchase up to [ ] shares of Common Stock $[ ]

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of January   , 2010, is made by and between FX Real Estate and Entertainment Inc., a Delaware corporation (the "Company”), and the undersigned subscriber (the “Subscriber”).

1. Subscription. The Subscriber hereby irrevocably subscribes for and agrees to purchase the securities of the Company specified above (the “Securities”) for the aggregate purchase price specified above (the “Aggregate Purchase Price”). The Subscriber has simultaneously herewith made full payment of the Aggregate Purchase Price in immediately available funds by wire transfer in accordance with instructions from the Company. Upon the Company’s receipt of the entire Aggregate Purchase Price, the Company shall issue (a) a stock certificate for the Preferred Shares (as defined in Section 2 below) registered in the name of the Subscriber evidencing ownership of the Preferred Shares, free and clear of all restrictions (except as expressly provided in Section 6 below) and (b) issue the Warrants (as defined in Section 2 below) in the name of the Subscriber.

2. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Certificate of Designation” means the instrument filed by the Company with the Secretary of State of the State of Delaware on January [      ], 2010 designating the Series A Convertible Preferred Stock and the total number of authorized shares of Series A Convertible Preferred Stock and the rights, powers, preferences, qualifications, limitations and restrictions of the Series A Convertible Preferred Stock, of which a copy certified by the Secretary of State of the State of Delaware is attached hereto as Exhibit A.

“Converted Preferred Shares” means the shares of common stock, $0.01 par value, of the Company issuable upon conversion of the Preferred Shares.

“Preferred Shares” means the shares of Series A Convertible Preferred Stock, $0.01 par value, of the Company comprising a portion of the Securities being subscribed for and purchased by the Subscriber hereunder.

“Warrants” means the Common Stock Purchase Warrant of the Company to purchase Warrant Shares at an exercise price of $0.24 per share, in substantially the form attached hereto as Exhibit B, comprising a portion of the Securities being subscribed for and purchased by the Subscriber hereunder.

“Warrant Shares” means the shares of common stock, $0.01 par value, of the Company issuable upon exercise of the Warrants.

3. Offering Materials. The Subscriber represents and warrants that it is in receipt of and that it has carefully read the following periodic reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (collectively, the “Offering Materials”): (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”); (b) the Company’s Amendment No. 1 to the Form 10-K; (c) the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and September 30, 2009; and (d) the Company’s Current Reports on Form 8-K dated June 5, 2009, June 19, 2009, July 13, 2009, August 4, 2009, September 9, 2009, October 21, 2009, October 30, 2009, November 2, 2009, November 12, 2009, December 23, 2009 and December 24, 2009.

4. Representations and Warranties of the Company. The Company represents and warrants that: (a) it is a corporation duly organized under the laws of the State of Delaware; (b) it, by appropriate corporate action, has, or will have prior to the issuance of the Securities, duly authorized the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby, including the issuance and delivery of the Securities; (c) the Certificate of Designation has not been amended or modified in any respect since being filed with the Secretary of State of the State of Delaware and is in full force and effect as of the date hereof; (d) none of the Preferred Shares, the Converted Preferred Shares or the Warrant Shares are subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement, the Certificate of Designation and the Warrants, the Preferred Shares, the Converted Preferred Shares and the Warrant Shares, as applicable, will be validly issued, fully paid and non-assessable; and (e) the Company’s performance of this Agreement, the Certificate of Designation and the Warrants and compliance with the provisions hereof and thereof will not violate any provision of any applicable law or of its charter and bylaws (as currently in effect), and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of its material properties or assets, pursuant to the terms of any material indenture, mortgage or other agreement or instrument binding upon it or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

5. Representations and Warranties of Subscriber. The Subscriber hereby represents and warrants that: (a) it has the full legal right and power and all authority and approval required to execute, deliver and perform its obligations under this Agreement; (b) it is acquiring the Securities solely for its own account, for present investment and not with a view toward resale or other distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in violation of the Securities Act; provided, however, that by making the representations herein, Subscriber does not agree to hold any of the Securities for any minimum or other specific term and Subscriber reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act; (c) it is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D under the Securities Act; (d) it, either alone or together its representatives, has such knowledge, sophistication and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risk of such investment; (e) it understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment; (f) it has received and reviewed the Offering Materials and has been afforded the opportunity to ask questions of, and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and to obtain any additional information necessary to verify the accuracy of any information provided by the Company, and in general had access to all information about the Company it deemed necessary to make an informed investment decision with respect to the purchase of the Securities. The Subscriber further represents and warrants that it has consulted with such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

6. Restrictions on Transfer. Subscriber acknowledges that (a) the offer and sale of the Securities has not been registered under the Securities Act, or applicable state securities laws, and the Securities may not be sold, transferred, pledged, or otherwise disposed of unless subsequently so registered or unless the Subscriber delivers to the Company an opinion of counsel reasonably satisfactory to the Company that such sale, transfer, pledge or disposition is exempt from the registration requirements of the Securities Act; (b) the Company is under no obligation to register or facilitate any resale of the Preferred Shares, the Converted Preferred Shares, the Warrants or the Warrant Shares; and (c) certificates evidencing the Preferred Shares and instruments evidencing the Warrants shall bear legends thereon noting such restrictions on transfer as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The Subscriber further agrees that all or some of the Converted Preferred Shares and the Warrant Shares, as applicable, upon issuance whether in certificated form or in book-entry form (by the Company’s transfer agent and registrar for its common stock under The Direct Registration System) may be subject to such restrictions on transfer and, to the extent so, shall be encumbered by stop transfer orders and restrictive legends, as applicable.

7. Miscellaneous.

7.1. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid or overnight courier or facsimile, in the case of the Company, addressed to it at FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022, Attention: General Counsel, Facsimile: (212) 980-4455, Telephone: (212) 838-3100; and in the case of the Subscriber to the address and other contact information for correspondence set forth on the signature page hereof.

7.2. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.3. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of New York without giving effect to conflicts of laws principles thereof. Each party consents to the personal jurisdiction in that State and voluntarily submits to the exclusive jurisdiction of the courts of that State located in New York City in any action or proceeding with respect to this Agreement, including the federal courts located in New York City. The headings used in this Agreement are for convenience of reference only and do not define, limit or effect the provisions hereof. The word “it” when used in this Agreement to refer to the Subscriber shall mean the Subscriber whether a natural person or an entity.

7.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such law. Any provision hereof that may prove invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof.

7.5. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.6. This Agreement, together with Exhibits A and B hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements and understandings, oral or written, between the parties regarding the subject matter hereof. The representations and warranties, agreements and covenants contained herein shall survive consummation of the sale of the Securities hereunder.

7.7 This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Subscriber may not assign in whole or in part this Agreement without the prior written consent of the Company.

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IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date first set forth above.

SUBSCRIBER:

Address; phone and facsimile numbers:

Tax Identification Number:

The Company hereby acknowledges, agrees to and accepts the terms of the foregoing Subscription Agreement as of the date first set forth above:

FX Real Estate and Entertainment Inc.

By:
Name:
Title:

EXHIBIT A

CERTIFIED COPY OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES A CONVERTIBLE PREFERRED
STOCK

EXHIBIT B
FORM OF COMMON STOCK PURCHASE WARRANT (@ $0.24 PER SHARE)